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                                                                  EXHIBIT 10.13


                            FIRST AMENDMENT OF LEASE

         This First Amendment of Lease is made as of this 11th day of May, 1998, by and between 140 Sherman Street, LLC (hereinafter referred to as "Landlord"), and Linkon Corporation (hereinafter referred to as "Tenant").

         In consideration of the mutual benefits and obligations set forth herein, the parties hereby amend a certain lease between Landlord and Tenant dated June 17, 1997, for the lease of space in Landlord's building at 140 Sherman Street, Fairfield, Connecticut (the June 17, 1997 lease as amended, hereinafter referred to collectively as the "Lease"), in the following manner:

         A. Paragraph 1.1(b) of the Lease is deleted and is replaced with the following:

                  "1.02 The Leased Premises is located on the second floor in Landlord's building at 140 Sherman Street, Fairfield, Connecticut. For the period of time from the Initial Commencement Date until May 31, 1998, the Leased Premises is defined by the floor area outline attached to the Lease as Exhibit A. For the period of time from June 1, 1998 until the end of the Initial Term, the Leased Premises is further defined by the floor area outline attached hereto as Exhibit A, Sheet 1."

         B. Paragraph 1.1(c) of the Lease is deleted and is replaced with the following:

                  "1.1 (c) The Tenant's Leased Premises Square Footage fluctuates over the Term of the Lease, and the following square footages represent the Tenant's Leased Premises Square Footage for the various periods during the Term of the Lease:

         [i] 5,704 square feet, for the period from September 1, 1997 until May
             31, 1998; and

         [ii] 6,951 square feet from June 1, 1998 until the end of the Initial
              Term of the Lease."

         C. Paragraph 1.1(e) of the Lease is deleted and is replaced with the following:

                  "1.1(e) The "Initial Term" is the period beginning with the Initial Commencement Date and ending at the end of the 24th full calendar month from and after the Initial Commencement Date."
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         D. Paragraph 1.1(g) of the Lease is deleted and is replaced with the following:
                  "1.1(g) The "Base Rent" for the Initial Term is:


                  Period                                    Monthly Installments
                  ------                                    --------------------
         9/1/97 to 5/31/98                                  $5,228.67

         6/1/98 to the end of the Initial Term              $6,371.75


         E. Landlord, at its expense, will construct an opening in a wall to connect the additional space that is being added to Tenant's Leased Premises by this First Amendment of Lease and the Leased Premises originally leased by Tenant.

         F. Reference to Exhibit A in the Lease means the Exhibit A attached to the June 17, 1997 lease. "Exhibit A, Sheet 1" is a separate exhibit from Exhibit A, is added to the Lease and incorporated into it as a new exhibit, and is attached to the First Amendment of Lease.

         In the event of any conflict between this First Amendment of Lease and the June 17, 1997 lease, this First Amendment of Lease shall control, the Lease being hereby ratified and to remain in full force and effect in all other respects.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.

                                   Linkon Corporation

                                   By: /s/Thomas V. Cerabona
                                       -----------------------------------------
                                            Thomas V. Cerabona
                                            its duly authorized Vice President

                                   140 Sherman Street, LLC

                                   By: /s/Robert D. Scinto
                                       -----------------------------------------
                                          Robert D. Scinto
                                          its duly authorized member

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State of Connecticut

                                                     ss Town of Fairfield

County of Fairfield

         Personally appeared Thomas V. Cerabona, signer and sealer of the foregoing instrument and duly authorized Vice President of Linkon Corporation, who acknowledged the same to be his free act and deed and duly authorized free act and deed of Linkon Corporation, before me, this 8th day of May, 1998.

                                   /s/ Jennifer R. Hogarth
                                   ---------------------------------------------
                                   Commissioner of the Superior Court/
                                   Notary Public

State of Connecticut

                                   ss City of Shelton

County of Fairfield

         Personally appeared Robert D. Scinto, signer and sealer of the foregoing instrument and duly authorized member of 140 Sherman Street, LLC, who acknowledged his execution to be his free act and deed and duly authorized free act and deed of 140 Sherman Street, LLC, before me, this 12th day of May, 1998.

                                   /s/ Eleanor M. Choate
                                   ---------------------------------------------
                                   Notary Public


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